Exhibit 10.22

AMENDMENT NO. 1 TO
SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to the Securities Purchase Agreement (this “Agreement”) is dated as of May 8, 2006, by and among IT&E International Group, Inc. a Delaware corporation (the “Company”), ComVest Investment Partners II LLC, a Delaware limited liability company (“ComVest”), and the purchasers set forth on the signature pages attached hereto (each a “Purchaser” and collectively with ComVest the “Purchasers”).

The Company and the Purchasers have entered into a Securities Purchase Agreement dated November 9, 2005 (the “Agreement”). The parties to the Agreement now desire to amend the Agreement as set forth in this Amendment. In consideration of the mutual covenants and agreements set forth below, the parties to the Agreement agree as follows:

1.             Section 2.4(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a)         ComVest shall have until November 9, 2006 to invest an additional $5,000,000 (the “Optional Investment”) on the same terms as set forth herein (the “Option”) for the purchase of up to Five Thousand (5,000) Preferred Shares and Warrants for the purchase of up to 32,142,829 shares of Common Stock.”

2.             Except as affected by this Amendment, the Agreement is unchanged and continues in full force and effect. All references to the Agreement shall refer to the Agreement as amended by this Amendment. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

3.             This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

4. This Amendment shall be governed by and construed in accordance with the domestic laws of the State of New York (without giving effect to any choice or conflict of law provision).

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment to Securities Purchase Agreement as of the date first above written.

COMPANY:

IT&E INTERNATIONAL GROUP, INC.

By:	/s/ Kelly Alberts
Name: Kelly Alberts
Title: President

PURCHASERS:

COMVEST INVESTMENT PARTNERS II LLC

By:	/s/ Cecilio M. Rodriguez
Name: Cecilio M. Rodriguez
Title: Chief Financial Officer

/s/ Charles McCall
Charles McCall

/s/ Matthew S. Dontzin
Matthew S. Dontzin